                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                           AMENDMENT NO. 1 TO FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                        --------

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                  94111
(Address of principal executive offices)                              (Zip Code)

                              F. Henry Kleschen III
                            Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                                MASCO CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             38-1794485
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)


21001 VAN BORN ROAD
TAYLOR, MICHIGAN                                                          48180
(Address of principal executive offices)                              (Zip Code)


                      ZERO COUPON CONVERTIBLE SENIOR NOTES
                       (Title of the indenture securities)

         -------------------------------------------------------------

ITEM 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency, Washington, D.C.
                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b)      Whether it is authorized to exercise corporate trust powers.

                 Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.         LIST OF EXHIBITS.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                   SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 1st day of December, 2004.


                                J. P. Morgan Trust Company, National Association


                                   By        /s/ Benita Pointer
                                      ------------------------------------------
                                        Benita Pointer
                                        Authorized Officer

                                                                       EXHIBIT 6

                     THE CONSENT OF THE TRUSTEE REQUIRED BY
                           SECTION 321(b) OF THE ACT



                                December 1, 2004



Securities and Exchange Commission
Washington, D.C.  20549



Ladies and Gentlemen:

In connection with the qualification of an indenture between Masco Corporation and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                             Very truly yours,

                                             J.P. MORGAN TRUST COMPANY, NATIONAL
                                             ASSOCIATION



                                             By       /s/ Benita Pointer
                                                -------------------------------
                                                  Benita Pointer
                                                  Authorized Officer

EXHIBIT 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               SEPTEMBER 30, 2004



                                                               ($000)
ASSETS
     Cash and Due From Banks                                  $ 28,672
     Securities                                                145,134
     Loans and Leases                                          110,847
     Premises and Fixed Assets                                  11,202
     Intangible Assets                                         384,284
     Goodwill                                                  201,011
     Other Assets                                               45,941
                                                              --------
        Total Assets                                          $927,091
                                                              ========


LIABILITIES
     Deposits                                                 $ 94,426
     Other Liabilities                                          55,575
                                                              --------
        Total Liabilities                                      150,001

EQUITY CAPITAL

     Common Stock                                                  600
     Surplus                                                   701,587
     Retained Earnings                                          74,903
                                                              --------
        Total Equity Capital                                   777,090
                                                              --------

        Total Liabilities and Equity Capital                  $927,091
                                                              ========